Exhibit 10.79

Execution Version

FIFTH AMENDMENT TO THE COMMON TERMS AGREEMENT AND THIRD

AMENDMENT TO THE COMMON SECURITY AND ACCOUNT AGREEMENT

This FIFTH AMENDMENT TO THE COMMON TERMS AGREEMENT AND THIRD AMENDMENT TO THE COMMON SECURITY AND ACCOUNT AGREEMENT (this “Amendment”), dated as of February 27, 2023 (the “Effective Date”), is in respect of (a) the Common Terms Agreement, dated as of August 19, 2019, by and among Venture Global Calcasieu Pass, LLC, a Delaware limited liability company (the “Borrower”), TransCameron Pipeline, LLC (the “Guarantor”), Natixis, New York Branch, as the Credit Facility Agent on behalf of itself and the Credit Facility Lender Parties (in such capacity, the “Credit Facility Agent”), each other Facility Agent that is Party thereto from time to time on behalf of itself and the Facility Lenders under its Facility Agreement, and Mizuho Bank, Ltd., as the Intercreditor Agent for the Facility Lenders (in such capacity, the “Intercreditor Agent”), as amended by that certain Consent and Amendment to the Common Terms Agreement and Consent to the Credit Facility Agreement, dated as of December 28, 2020, by and among Borrower, Guarantor, the Credit Facility Lenders party thereto, Credit Facility Agent and Intercreditor Agent, that certain Second Amendment to the Common Terms Agreement and Consent to the Credit Facility Agreement, dated as of January 26, 2021, by and among Borrower, Guarantor, the Credit Facility Lenders party thereto, Credit Facility Agent and Intercreditor Agent, that certain Third Amendment to the Common Terms Agreement, First Amendment to the Common Security and Account Agreement and Consent to the Credit Facility Agreement, dated as of May 25, 2022, by and among Borrower, Guarantor, the Credit Facility Lenders party thereto, Credit Facility Agent, Mizuho Bank (USA), as Collateral Agent (in such capacity, the “Collateral Agent”) and Intercreditor Agent, and that certain Fourth Amendment to the Common Terms Agreement and Second Amendment to the Credit Facility Agreement (the “Fourth CTA Amendment”), dated as of October 12, 2022, by and among Borrower, Guarantor, the Credit Facility Lenders party thereto, Credit Facility Agent and Intercreditor Agent (as so amended and as may be amended, amended and restated, modified or supplemented from time to time, the “Common Terms Agreement”) and (b) the Common Security and Account Agreement, dated as of August 19, 2019, by and among the Borrower, the Guarantor, the Senior Creditor Group Representatives from time to time party thereto, the Intercreditor Agent, the Collateral Agent and Mizuho Bank, Ltd., as the account bank, as amended by that certain Third Amendment to the Common Terms Agreement, First Amendment to the Common Security and Account Agreement and Consent to the Credit Facility Agreement, dated as of May 25, 2022, by and among Borrower, Guarantor, the Credit Facility Lenders party thereto, Credit Facility Agent, the Collateral Agent and Intercreditor Agent, and that certain Second Amendment to the Common Security and Account Agreement (the “Second CSAA Amendment”), dated as of January 9, 2023, by and among Borrower, Guarantor, the Collateral Agent and Intercreditor Agent (as so amended and as may be amended, amended and restated, modified or supplemented from time to time, the “Common Security and Account Agreement”). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Common Terms Agreement. For all purposes of this Amendment, except as otherwise expressly provided, the rules of interpretation set forth in Section 1.2 of Schedule A (Common Definitions and Rules of Interpretation) of the Common Terms Agreement are hereby incorporated by reference, mutatis mutandis, as if fully set forth herein.

WHEREAS, the Fourth CTA Amendment modified the definition of “Date Certain” in the Common Terms Agreement.

WHEREAS, the Second CSAA Amendment modified the definition of “Date Certain” in the Common Security and Account Agreement to match the definition of “Date Certain” in the Common Terms Agreement.

WHEREAS, the Borrower has requested that the Credit Facility Lenders under the Credit Facility Agreement (collectively, the “Lenders” and each individually, a “Lender”), the Credit Facility Agent, the Collateral Agent and the Intercreditor Agent consent and agree to (i) amend the Common Terms Agreement and the Common Security and Account Agreement and (ii) waive the timely delivery of the certificate required by Section 11.3(j) of the Common Terms Agreement on the terms and conditions set forth herein and in accordance with Section 23.15 of the Common Terms Agreement, Section 4 of the Intercreditor Agreement, Section 7.2(a)(i)(A) (Modification Approval Levels) and 12.14 (Amendments) of the Common Security and Account Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the agreements, provisions and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Consents and Amendments.

1.1 Consents and Amendments to Common Terms Agreement. Upon the effectiveness of this Amendment in accordance with Section 2 below, each of the Lenders party hereto, the Credit Facility Agent (at the direction of Required Lenders) and the Intercreditor Agent hereby consent and agree as follows:

(a) The definition of “Date Certain” in Section 1.3 (Definitions) of Schedule A (Common Definitions and Rules of Interpretation) to the Common Terms Agreement shall be amended and restated in its entirety as follows:

““Date Certain” means January 31, 2024 provided that if, on or prior to January 31, 2024, the Borrower certifies to the Intercreditor Agent (and the Independent Engineer reasonably concurs with such certification in writing) that (i) the only remaining condition to the Project Completion Date as of the date of delivery of such certification, other than conditions that can only be satisfied on the Project Completion Date, is the condition specified in Section 14.1(c)(iii) (Conditions to Occurrence of the Project Completion Date – Physical Completion Certificate) and (ii) the Lenders’ Reliability Test has commenced in accordance with the procedures specified in Section 12.11 (Witnessing Performance Tests and Lenders’ Reliability Tests; Settlement of Liquidated Damages) and is reasonably expected to be completed on or prior to April 30, 2024, then for all purposes under this Agreement the “Date Certain” means April 30, 2024.”

(b) Solely with respect to any Restricted Payment made pursuant to Section 11.3 (Pre-Completion Restricted Payments) of the Common Terms Agreement between the date hereof and March 3, 2023, the Borrower shall be permitted to deliver the certificate required by Section 11.3(j) (Pre-Completion Restricted Payments) of the Common Terms Agreement on the date of such Restricted Payment (in lieu of delivery at least two Business Days prior to the date of such Restricted Payment).

1.2 Administrative Amendment to Common Security and Account Agreement. Upon the effectiveness of this Amendment in accordance with Section 2 below, the Collateral Agent (at the direction of the Intercreditor Agent) hereby consents and agrees to amend the Common Security and Account Agreement as follows:

““Date Certain” means January 31, 2024 provided that if, on or prior to January 31, 2024, the Borrower certifies to the Intercreditor Agent (and the Independent Engineer reasonably concurs with such certification in writing) that (i) the only remaining condition to the Project Completion Date as of the date of delivery of such certification, other than conditions that can only be satisfied on the Project Completion Date, is the condition specified in Section 14.1(c)(iii) (Conditions to Occurrence of the Project Completion Date – Physical Completion Certificate) and (ii) the Lenders’ Reliability Test has commenced in accordance with the procedures specified in Section 12.11 (Witnessing Performance Tests and Lenders’ Reliability Tests; Settlement of Liquidated Damages) and is reasonably expected to be completed on or prior to April 30, 2024, then for all purposes under this Agreement the “Date Certain” means April 30, 2024.”

Section 2. Effectiveness. This Amendment shall become effective as of the date hereof subject to satisfaction of the following conditions precedent:

2.1 delivery of executed counterparts of this Amendment by each of (i) the Borrower, (ii) the Guarantor, (iii) the Intercreditor Agent, (iv) the Collateral Agent, (v) the Credit Facility Agent (who constitutes the Requisite Intercreditor Parties (as defined in the Intercreditor Agreement)) and (vi) Lenders constituting the Required Lenders under the Credit Facility Agreement;

2.2 the Intercreditor Agent and the Credit Facility Agent shall have received an updated Construction Budget and Schedule;

2.3 the Intercreditor Agent and the Credit Facility Agent shall have received a certificate from the Borrower certifying that:

(a) since the last delivery by the Independent Engineer of the monthly construction report as provided by Section 10.4 (Construction Reports) of the Common Terms Agreement, the Borrower has not become aware of any event or circumstance the occurrence of which could reasonably be expected to (i) increase the total Project Costs materially above those set forth in the Construction Budget and Schedule (as updated pursuant to Section 2.2), or (ii) have a Material Adverse Effect;

(b)

(i) the sum of (A) amounts on deposit in the Contingency Reserve Account, (B) amounts on deposit in the Construction Account, (C) amounts on deposit in the Pre-Completion Revenues Account, and (D) the amounts of any committed, but undrawn, Senior Debt Commitment available to the Borrower equals or exceeds

(ii) the amount of funds that are, as of the date hereof, reasonably required to achieve the Project Completion Date (excluding any amounts required to be funded in the Senior Facilities Debt Service Reserve Account and each other Additional Debt Service Reserve Account (if any) (or, if the Senior Facilities Debt Service Reserve Account or any such Additional Debt Service Reserve Account is not yet required to be funded, the amount that will be required to be funded therein on the first date on which such account is required to be funded)) by the Date Certain (as amended by this Amendment) (such amount in this clause (ii), the “Required Completion Amount”);

(c) the Borrower reasonably believes that Project Completion Date shall occur on or prior to the Date Certain (as amended by this Amendment).

2.4 the Borrower has delivered to the Intercreditor Agent a certification from the Independent Engineer confirming (a) that it reasonably expects the Project Completion Date to be achieved by the Date Certain (as amended by this Amendment) and (b) the Obligors have funds equal to or in excess of the Required Completion Amount.

Section 3. Representations and Warranties. Each of the Obligors hereby represents and warrants to the Lenders, Credit Facility Agent, the Collateral Agent and Intercreditor Agent that:

3.1 upon the effectiveness of the consents and amendments set forth in Section 1, no Unmatured Loan Facility Event of Default or Loan Facility Event of Default has occurred and is Continuing or will result from the consummation of the transactions contemplated by this Amendment; and

3.2 upon the effectiveness of the consents and amendments set forth in Section 1, each of the representations and warranties of the Obligors in the Common Terms Agreement, the Credit Facility Agreement and the other Finance Documents is true and correct in all material respects except (A) for those representations and warranties that are qualified by materiality, which are true and correct in all respects on and as of the date hereof (or, if stated to have been made solely as of an earlier date, as of such earlier date) and (B) for the representations and warranties set forth in Section 5.1 (Initial Representations and Warranties of the Obligors) of the Common Terms Agreement, which were made only on the Closing Date.

Section 4. Finance Document. This Amendment constitutes a Finance Document as such term is defined in, and for purposes of, the Common Terms Agreement. Each of the parties hereto agree that (i) each reference to “Common Terms Agreement” in each Finance Document, including the Intercreditor Agreement and the Common Security and Account Agreement, shall refer to the Common Terms Agreement as amended hereby and (ii) each reference to “Common Security and Account Agreement” in each Finance Document, including the Intercreditor Agreement and the Common Terms Agreement, shall refer to the Common Security and Account Agreement as amended hereby.

Section 5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.

Section 6. Headings. All headings in this Amendment are included only for convenience and ease of reference and shall not be considered in the construction and interpretation of any provision hereof.

Section 7. Binding Nature and Benefit; Amendment. This Amendment shall be binding upon and inure to the benefit of each party hereto and their respective successors and permitted assigns. This Amendment may not be amended or modified except pursuant to a written instrument signed by all parties hereto.

Section 8. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original for all purposes, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or portable document format (“pdf”) shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 9. No Modifications; No Other Matters. Except as expressly provided for herein, the terms and conditions of the Common Terms Agreement, the Common Security and Account Agreement and the other Finance Documents shall continue unchanged and shall remain in full force and effect. This Amendment shall apply solely in the specific instances and for the specific purposes expressly set forth herein and shall not be deemed or construed as a waiver of any other matters or to prejudice any rights which any of the Secured Parties may now have or may have in the future under or in connection with the Finance Documents or any of the instruments or documents referred to therein, nor shall this Amendment apply to any other matters.

Section 10. E-Signature. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any legal requirements, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 11. Direction to Credit Facility Agent, Intercreditor Agent and Collateral Agent.

11.1 By their signature below, each of the undersigned Credit Facility Lenders (collectively constituting the Required Lenders) instructs the Credit Facility Agent to (i) execute this Amendment and (ii) direct the Intercreditor Agent to execute this Amendment.

11.2 Based on the instructions in Section 11.1, the Credit Facility Agent, constituting the Requisite Intercreditor Parties (as defined in the Intercreditor Agreement), hereby directs the Intercreditor Agent to execute this Amendment.

11.3 The Borrower hereby confirms that the amendment contemplated in Section 1.2 is an Administrative Decision within the meaning of Schedule 2 to the Intercreditor Agreement and hereby requests that the Intercreditor Agent provide a direction to the Collateral Agent in accordance with Section 7.2(a)(i)(A) (Modification Approval Levels) and 12.14 (Amendments) of the Common Security and Account Agreement to execute this Amendment.

11.4 Based on the certification in Section 11.3, the Intercreditor Agent hereby directs the Collateral Agent to execute this Amendment.

[Remainder of the page left intentionally blank.]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed by their officers thereunto duly authorized as of the day and year first above written.

VENTURE GLOBAL CALCASIEU PASS, LLC, as the Borrower

By:	/s/ Jonathan W. Thayer
Name: Jonathan W. Thayer
Title: Chief Financial Officer

TRANSCAMERON PIPELINE, LLC, as the Guarantor

By:	/s/ Jonathan W. Thayer
Name: Jonathan W. Thayer
Title: Chief Financial Officer

SIGNATURE PAGE TO FIFTH AMENDMENT TO THE CTA AND THIRD AMENDMENT

TO THE CSAA

Acknowledged and agreed as of the first date set forth above.

NATIXIS, NEW YORK BRANCH, as Credit Facility Agent

By:	/s/ Lisa Wong
Name: Lisa Wong
Title: Director

By:	/s/ Frederic Bouley
Name: Frederic Bouley
Title: Director

SIGNATURE PAGE TO FIFTH AMENDMENT TO THE CTA AND THIRD AMENDMENT

TO THE CSAA

Acknowledged and agreed as of the first date set forth above.

MIZUHO BANK, LTD., as Intercreditor Agent

By:	/s/ Dominick D’Ascoli
Name: Dominick D’Ascoli
Title: Director

SIGNATURE PAGE TO FIFTH AMENDMENT TO THE CTA AND THIRD AMENDMENT

TO THE CSAA

Acknowledged and agreed as of the first date set forth above.

MIZUHO BANK (USA), as Collateral Agent

By:	/s/ Dominick D’Ascoli
Name: Dominick D’Ascoli
Title: Director

SIGNATURE PAGE TO FIFTH AMENDMENT TO THE CTA AND THIRD AMENDMENT

TO THE CSAA

Acknowledged and agreed as of the first date set forth above.

Royal Bank of Canada, as Lender

By:	/s/ Jason S. York
Name: Jason S. York
Title: Authorized Signatory

SIGNATURE PAGE TO FIFTH AMENDMENT TO THE CTA AND THIRD AMENDMENT

TO THE CSAA

Acknowledged and agreed as of the first date set forth above.

NATWEST PENSION TRUSTEE LIMITED AS TRUSTEE FOR THE NATWEST GROUP PENSION FUND (MAIN FUND SECTION), as Lender

By:	/s/ Lisa Shaw
Name: Lisa Shaw
Title: Attorney

By:	/s/ Jinny Hwang
Name: Jinny Hwang
Title: Attorney

NATWEST PENSION TRUSTEE LIMITED AS TRUSTEE FOR THE NATWEST GROUP PENSION FUND (AA SECTION), as Lender

By:	/s/ Lisa Shaw
Name: Lisa Shaw
Title: Attorney

By:	/s/ Jinny Hwang
Name: Jinny Hwang
Title: Attorney

SIGNATURE PAGE TO FIFTH AMENDMENT TO THE CTA AND THIRD AMENDMENT

TO THE CSAA

Acknowledged and agreed as of the first date set forth above.

National Bank of Canada, as Lender

By:	/s/ Mark Williamson
Name: Mark Williamson
Title: Managing Director & Head of Energy Project Finance

By:	/s/ John Hunt
Name: John Hunt
Title: Director

SIGNATURE PAGE TO FIFTH AMENDMENT TO THE CTA AND THIRD AMENDMENT

TO THE CSAA

Acknowledged and agreed as of the first date set forth above.

RIN II Ltd. RIN III Ltd. RIN IV Ltd. RIN V Ltd. RIN VI Ltd, as Lender

By:	/s/ Joshua Mintz
Name: Joshua Mintz
Title: Authorized Signatory

By:	/s/ Matt Woods
Name: Matt Woods
Title: Authorized Signatory

SIGNATURE PAGE TO FIFTH AMENDMENT TO THE CTA AND THIRD AMENDMENT

TO THE CSAA

Acknowledged and agreed as of the first date set forth above.

Federated Hermes Project and Trade Finance Master Fund, as Lender

By:	/s/ Christopher P. McGinley
Name: Christopher P. McGinley
Title: Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO THE CTA AND THIRD AMENDMENT

TO THE CSAA

Acknowledged and agreed as of the first date set forth above.

Federated Hermes Project and Trade Finance Tender Fund, as Lender

By:	/s/ Christopher P. McGinley
Name: Christopher P. McGinley
Title: Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO THE CTA AND THIRD AMENDMENT

TO THE CSAA

Acknowledged and agreed as of the first date set forth above.

Project and Trade Finance Core Fund, as Lender

By:	/s/ Christopher P. McGinley
Name: Christopher P. McGinley
Title: Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO THE CTA AND THIRD AMENDMENT

TO THE CSAA

Acknowledged and agreed as of the first date set forth above.

LANDESBANK BADEN-WÜRTTEMBERG as Lender

By:	/s/ Oliver Langel
Name: Oliver Langel
Title: Executive Director

By:	/s/ Arndt Bruns
Name: Arndt Bruns
Title: Director

SIGNATURE PAGE TO FIFTH AMENDMENT TO THE CTA AND THIRD AMENDMENT

TO THE CSAA

Acknowledged and agreed as of the first date set forth above.

SUMITOMO MITSUI BANKING CORPORATION, as Lender

By:	/s/ Brian Caldwell
Name: Brian Caldwell
Title: Managing Director

SIGNATURE PAGE TO FIFTH AMENDMENT TO THE CTA AND THIRD AMENDMENT

TO THE CSAA

Acknowledged and agreed as of the first date set forth above.

SPT INFRASTRUCTURE FINANCE SUB-4, LLC, as Lender

By:	/s/ Haig Najarian
Name: Haig Najarian
Title: Authorized Signatory

SIGNATURE PAGE TO FIFTH AMENDMENT TO THE CTA AND THIRD AMENDMENT

TO THE CSAA

Acknowledged and agreed as of the first date set forth above.

WOORI GLOBAL INFRASTRUCTURE SYNERGY-UP FUND, as Lender

By:	/s/ Park Joon Hyung
Name: Park Joon Hyung
Title: Manager

SIGNATURE PAGE TO FIFTH AMENDMENT TO THE CTA AND THIRD AMENDMENT

TO THE CSAA

Acknowledged and agreed as of the first date set forth above.

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as Lender

By:	/s/ Joe Lattanzi
Name: Joe Lattanzi
Title: Managing Director

SIGNATURE PAGE TO FIFTH AMENDMENT TO THE CTA AND THIRD AMENDMENT

TO THE CSAA

Acknowledged and agreed as of the first date set forth above.

BANCO DE SABADELL, S.A., MIAMI BRANCH, as Lender

By:	/s/ Enrique Castillo
Name: Enrique Castillo
Title: Head of Corporate Banking

SIGNATURE PAGE TO FIFTH AMENDMENT TO THE CTA AND THIRD AMENDMENT

TO THE CSAA

Acknowledged and agreed as of the first date set forth above.

ING Capital LLC, as Lender

By:	/s/ Subha Pasumarti
Name: Subha Pasumarti
Title: Managing Director

By:	/s/ Paul Mandeville
Name: Paul Mandeville
Title: Director

SIGNATURE PAGE TO FIFTH AMENDMENT TO THE CTA AND THIRD AMENDMENT

TO THE CSAA

Acknowledged and agreed as of the first date set forth above.

Goldman Sachs Bank USA, as Lender

By:	/s/ Keshia Leday
Name: Keshia Leday
Title: Authorized Signatory

SIGNATURE PAGE TO FIFTH AMENDMENT TO THE CTA AND THIRD AMENDMENT

TO THE CSAA

Acknowledged and agreed as of the first date set forth above.

BANCO SANTANDER, S.A., NEW YORK BRANCH, as Lender

By:	/s/ Daniel S Kostman
Name: Daniel S Kostman
Title: ED

By:	/s/ Robert Cestari
Name: Robert Cestari
Title: ED

SIGNATURE PAGE TO FIFTH AMENDMENT TO THE CTA AND THIRD AMENDMENT

TO THE CSAA

Acknowledged and agreed as of the first date set forth above.

LANDESBANK HESSEN-THÜRINGEN GIROZENTRALE, NEW YORK BRANCH, as Lender

By:	/s/ David A. Leech
Name: David A. Leech
Title: Senior Vice President

By:	/s/ Raf Goebel
Name: Raf Goebel
Title: Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO THE CTA AND THIRD AMENDMENT

TO THE CSAA

Acknowledged and agreed as of the first date set forth above.

Natixis, New York Branch, as Lender

By:	/s/ Anthony Perna
Name: Anthony Perna
Title: Director

By:	/s/ Alejandro Campos
Name: Alejandro Campos
Title: Executive Director

SIGNATURE PAGE TO FIFTH AMENDMENT TO THE CTA AND THIRD AMENDMENT

TO THE CSAA

Acknowledged and agreed as of the first date set forth above.

CaixaBank, as Lender

By:	/s/ Maria Luisa Cobos
Name: Maria Luisa Cobos
Title: Attorney

By:	/s/ Miguel Rueda
Name: Miguel Rueda
Title: Attorney

SIGNATURE PAGE TO FIFTH AMENDMENT TO THE CTA AND THIRD AMENDMENT

TO THE CSAA

Acknowledged and agreed as of the first date set forth above.

BANK OF AMERICA, N.A. as Lender

By:	/s/ Ronald E. McKaig
Name: Ronald E. McKaig
Title: Managing Director

SIGNATURE PAGE TO FIFTH AMENDMENT TO THE CTA AND THIRD AMENDMENT

TO THE CSAA

Acknowledged and agreed as of the first date set forth above.

First-Citizens Bank & Trust Company as Lender

By:	/s/ Stephen Norcross
Name: Stephen Norcross
Title: Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO THE CTA AND THIRD AMENDMENT

TO THE CSAA

Acknowledged and agreed as of the first date set forth above.

BAYERISCHE LANDESBANK, NEW YORK BRANCH, as Lender

By:	/s/ Andrew Kjoller
Name: Andrew Kjoller
Title: Executive Vice President

By:	/s/ Elke Videgain
Name: Elke Videgain
Title: Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO THE CTA AND THIRD AMENDMENT

TO THE CSAA

Acknowledged and agreed as of the first date set forth above.

FIRSTBANK PUERTO RICO d/b/a FIRSTBANK FLORIDA, as Lender

By:	/s/ Kevin P. Flynn
Name: Kevin P. Flynn
Title: SVP, Corporate Banking Director

SIGNATURE PAGE TO FIFTH AMENDMENT TO THE CTA AND THIRD AMENDMENT

TO THE CSAA

Acknowledged and agreed as of the first date set forth above.

MIZUHO BANK, LTD., as Lender

By:	/s/ Dominick D’Ascoli
Name: Dominick D’Ascoli
Title: Director

SIGNATURE PAGE TO FIFTH AMENDMENT TO THE CTA AND THIRD AMENDMENT

TO THE CSAA

NOMURA CORPORATE FUNDING AMERICAS, LLC, as Lender

By:	/s/ Vinod Mukani
Name: Vinod Mukani
Title: Managing Director

SIGNATURE PAGE TO FIFTH AMENDMENT TO THE CTA AND THIRD AMENDMENT

TO THE CSAA

Acknowledged and agreed as of the first date set forth above.

BASISGV/PX (Investments) Ltd., as Lender

By:	/s/ Laurie Harding
Name: Laurie Harding
Title: Director

SIGNATURE PAGE TO FIFTH AMENDMENT TO THE CTA AND THIRD AMENDMENT

TO THE CSAA

Acknowledged and agreed as of the first date set forth above.

JPMorgan Chase Bank, N.A., as Lender

By:	/s/ Arina Mavilian
Name: Arina Mavilian
Title: Executive Director

SIGNATURE PAGE TO FIFTH AMENDMENT TO THE CTA AND THIRD AMENDMENT

TO THE CSAA

Acknowledged and agreed as of the first date set forth above.

KfW IPEX-Bank GmbH, as Lender

By:	/s/ Carsten Krecke
Name: Carsten Krecke
Title: Vice President

By:	/s/ Dr. Andreas Kittner
Name: Dr. Andreas Kittner
Title: Director

SIGNATURE PAGE TO FIFTH AMENDMENT TO THE CTA AND THIRD AMENDMENT

TO THE CSAA

Acknowledged and agreed as of the first date set forth above.

MUNICH REINSURANCE AMERICA, INC., as Lender

By:	/s/ Oliver J. Horbelt
Name: Oliver J. Horbelt
Title: Senior Vice President and Chief Financial Officer

By:	/s/ Ganesh Narayan
Name: Ganesh Narayan
Title: Vice President & Controller

SIGNATURE PAGE TO FIFTH AMENDMENT TO THE CTA AND THIRD AMENDMENT

TO THE CSAA